EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, who are the Chief Executive Officer and Chief Financial Officer of Princeton Capital Corporation (the “Company”), each hereby certify that to the best of his knowledge (1) this Quarterly Report on Form 10-Q for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2015 and December 31, 2014 and its results of operations for the period ended March 31, 2015.

Date: June 2, 2016	/s/ Munish Sood
Munish Sood
Chief Executive Officer
(Principal Executive Officer)

Date: June 2, 2016	/s/ Gregory J. Cannella
Gregory J. Cannella
Chief Financial Officer
(Principal Financial and Accounting Officer)